UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2014

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement

Agreement and Plan of Merger

On June 15, 2014, Level 3 Communications, Inc., a Delaware corporation (the “Company” or “Level 3”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Saturn Merger Sub 1, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub 1”), Saturn Merger Sub 2, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub 2”), and tw telecom inc., a Delaware corporation (“tw telecom”). Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub 1 will be merged with and into tw telecom (the “Merger”) with tw telecom continuing as the surviving corporation and immediately following the Merger, the surviving corporation will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving company (the “Subsequent Merger” and together with the Merger, the “Combination”).

As a result of the Combination, (i) each issued and outstanding share of common stock of tw telecom, par value $0.01 per share (“tw telecom Common Stock”), other than dissenting shares, will be converted into 0.7 shares (the “Stock Consideration”) of the Company’s common stock, par value $0.01 per share (“Company Common Stock”) and the right to receive $10.00 in cash (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”). The Merger Agreement also provides that the (i) issued and outstanding options to purchase tw telecom Common Stock will be exchanged for Merger Consideration, as adjusted to reflect the exercise price of each such outstanding option and (ii) issued and outstanding restricted stock and restricted stock units covering tw telecom Common Stock will vest and be exchanged for Merger Consideration.

The Combination is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

The Merger Agreement contains customary representations and warranties, including, among others, (i) representations and warranties by tw telecom regarding tw telecom’s corporate organization and capitalization, the accuracy of tw telecom’s reports and financial statements filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the absence of certain changes or events relative to tw telecom and its subsidiaries since December 31, 2013 and (ii) representations and warranties by the Company, Merger Sub 1 and Merger Sub 2 regarding their corporate or limited liability company organization, as applicable, the Company’s capitalization, the accuracy of the Company’s reports and financial statements filed under the Exchange Act, the absence of certain changes or events relative to the Company and its subsidiaries since December 31, 2013 and financing for the Combination.

The Merger Agreement contains customary covenants, including, among others, agreements by each of tw telecom and the Company to (i) continue conducting its respective businesses in the ordinary course, consistent with past practice and in compliance with applicable law during the interim period between the execution of the Merger Agreement and consummation of the Combination, (ii) not engage in certain specified kinds of transactions during that period and (iii) hold a meeting of its stockholders to vote upon, in the case of tw telecom’s stockholders, the approval and adoption of the Merger Agreement and the Combination, and, in the case of the Company’s stockholders, the approval of both the issuance of the Stock Consideration and the adoption of an amendment to Level 3’s Amended and Restated Certificate of Incorporation increasing the number of authorized shares of Company Common Stock (the “Level 3 Charter Amendment”).  In addition, each of tw telecom and the Company has agreed that, subject to certain exceptions, its board of directors will recommend the approval and adoption of the Combination (in the case of tw telecom), and the approval of the issuance of the Stock Consideration and the adoption of the Level 3 Charter Amendment (in the case of the Company), by its stockholders. tw telecom and the Company have also made certain additional customary covenants, including, among others, not to (i) solicit or knowingly encourage inquiries or proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, engage in discussions or negotiations regarding, or provide any non-public information in connection with, alternative business combination transactions.

The closing of the Combination is subject to certain conditions, including (i) the approval and adoption of the Merger Agreement and the Combination by tw telecom’s stockholders, (ii) the approval of the issuance of the Stock Consideration and the adoption of the Level 3 Charter Amendment by the Company’s stockholders, (iii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iv) receipt of certain regulatory and governmental approvals (including receipt of approval from the Federal Communications Commission), (v) there being no material adverse effect on the Company or tw telecom prior to the closing of the Combination and (vi) other customary conditions.

Either tw telecom or the Company may terminate the Merger Agreement if, among certain other circumstances, (i) the Combination has not become effective on or before March 16, 2015 (which may be extended to no later than June 15, 2015 if the required regulatory approvals have not been received by March 16, 2015) or (ii) tw telecom’s stockholders fail to approve the Combination or the Company’s stockholders fail to approve the issuance of the Stock Consideration and/or the adoption of the Level 3 Charter Amendment. In addition, tw telecom may terminate the Merger Agreement under certain other circumstances, including: (a) to allow tw telecom enter into a definitive agreement for an alternative business combination transaction that constitutes a “superior proposal,” (b) if the Company’s board of directors withdraws or adversely changes its approval or recommendation of the issuance of the Stock Consideration or the adoption of the Level 3 Charter Amendment, or (c) if the Company fails to obtain the proceeds sufficient to pay the Cash Consideration and refinance tw telecom’s debt. The Company may terminate the Merger Agreement under certain other circumstances, including: (a) to allow the Company to enter into a definitive agreement for an alternative business combination transaction that constitutes a “superior proposal,” or (b) if tw telecom’s board of directors withdraws or adversely changes its approval or recommendation of the Combination.

The Merger Agreement also provides that (i) upon termination under specified circumstances, including, among others, a change in the recommendation of tw telecom’s board of directors or termination of the Merger Agreement by tw telecom to allow tw telecom to enter into a definitive agreement for an alternative business combination transaction that constitutes a “superior proposal,” tw telecom would be required to pay to the Company a termination fee of $200 million and certain expenses incurred by the Company in pursuing the Combination and (ii) upon termination under specified circumstances, including, among others, a change in the recommendation of the Company’s board of directors or termination of the Merger Agreement by the Company to allow the Company to enter into a definitive agreement for an alternative business combination transaction that constitutes a “superior proposal,” the Company would be required to pay tw telecom a termination fee of $350 million and certain expenses incurred by tw telecom in pursuing the Combination.

The Company would be obligated to pay to tw telecom a termination fee of $450 million (the “Financing Fee”), if the Merger Agreement is terminated by tw telecom, all the conditions to tw telecom’s obligation to closing have been met and the Combination is not consummated because of the Company’s failure to obtain proceeds from the Lenders (as defined below) sufficient to pay the Cash Consideration and refinance tw telecom’s debt at the closing of the transaction.

Voting Agreement

In connection with the Merger Agreement, on June 15 , 2014, STT Crossing Ltd. (“STT”), a stockholder of the Company, entered into a Voting Agreement with tw telecom and, solely with respect to certain covenants contained therein, the Company (the “Voting Agreement”), pursuant to which STT agreed, among other things, (i) subject to certain exceptions as set forth in the Voting Agreement, to vote the Company Common Stock held by it in favor of the adoption of the Level 3 Charter Amendment and the issuance of the Stock Consideration and (ii) to restrict its ability to transfer, sell or otherwise dispose of, grant proxy to or permit the pledge of or any other encumbrance on such Company Common Stock.  In the event that the Merger Agreement is terminated, the Voting Agreement will also terminate.

Commitment Letter

Concurrently with the signing of the Merger Agreement, Level 3 Financing, Inc. and the Company entered into a financing commitment letter (the “Commitment Letter”) with Bank of America, N.A. (“Bank of America”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), and Citigroup Global Markets Inc. (“CGMI” and, together with Bank of America and Merrill Lynch, the “Lenders”). The Company expects the financing under the Commitment Letter, together with cash balances, to be sufficient to provide the financing necessary to consummate the Combination and to refinance certain existing indebtedness of tw telecom. The Commitment Letter provides for a senior secured term loan facility in an aggregate amount of $2.4 billion. The Commitment Letter also provides for a $600 million senior unsecured bridge facility, if up to $600 million of senior notes or certain other securities are not issued by Level 3 Financing, Inc. or the Company to finance the Combination on or prior to the closing of the Combination. Under certain circumstances, the committed amounts can be allocated from the senior facility to the bridge facility at the option of the Company. The financing commitments of Bank of America and CGMI are subject to certain conditions set forth in the Commitment Letter.

*         *         *

The foregoing discussion of the Merger Agreement, the Voting Agreement, and the Commitment Letter (the “Filed Documents”) does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Merger Agreement, a copy of which is attached to this Form 8-K as Exhibit 2.1; (ii) the Voting Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1; and (iii) the Commitment Letter, a copy of which is attached to this Form 8-K as Exhibit 10.2; which Merger Agreement, Voting Agreement, and Commitment Letter are incorporated in this Item 1.01 by reference.

Each of the Filed Documents has been included solely to provide investors and security holders with information regarding its terms. None are intended to be a source of financial, business or operational information about the Company, tw telecom or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Filed Documents, respectively, are made only for purposes of such agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Filed Documents, respectively, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders.  Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, tw telecom or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Filed Documents, which subsequent information may or may not be fully reflected in public disclosures.

Important Information For Investors And Stockholders

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed business combination of the Company and tw telecom will be submitted to the stockholders of the Company and the stockholders of tw telecom for their consideration. The Company will file a registration statement on Form S-4, and the Company and tw telecom will file a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. The Company and tw telecom will each provide the final joint proxy statement/prospectus to its respective stockholders. Investors and security holders are urged to read the registration statement and the joint proxy statement/prospectus and any other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to those documents, because they will contain important information about the Company, tw telecom and the proposed transaction. Investors and security holders will be able to obtain a copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about the Company and tw telecom free of charge at the SEC’s Web Site at http://www.sec.gov. In addition, the joint proxy statement/prospectus, the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus and the other documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021 or from Level 3’s Investor Relations page on its corporate website at http://www.level3.com and the joint proxy statement/prospectus, the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus and the other documents filed with the SEC by tw telecom may be obtained free of charge by directing such request to: tw telecom by telephone at (303) 566-1000 or by submitting a written request to Legal Department, tw telecom inc., 10475 Park Meadows Drive, Littleton, Colorado 80124 or from tw telecom’s Investor Relations page on its corporate website at http://www.twtelecom.com.

The Company, tw telecom and their respective directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in favor of the proposed transactions from the stockholders of the Company and from the stockholders of tw telecom, respectively. Information about the directors and executive officers of the Company is set forth in the proxy statement on Schedule 14A for Level 3’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2014 and information about the directors and executive officers of tw telecom is set forth in the proxy statement for tw telecom’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2014. Additional information regarding participants in the proxy solicitation may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This document, including the documents incorporated herein by reference, contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include, but are not limited to, (i) statements about the benefits of the acquisition of tw telecom by Level 3, including financial and operating results and synergy benefits that may be realized from the acquisition and the timeframe for realizing those benefits; (ii) Level 3’s and tw telecom’s plans, objectives, expectations and intentions; (iii) other statements contained in this communication that are not historical facts; and (iv) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “goal,” “strategy,” “future,” “likely,” “may,” “should,” “could,” “will,” and words of similar meaning or similar references to future periods.

Forward-looking statements are neither historical facts nor assurances of future performance.  Instead, forward-looking statements are based only on current beliefs, assumptions, and expectations regarding the future of our business, including the effects of the proposed acquisition of tw telecom by Level 3, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.  Because forward-looking statements relate to the future, they are inherently subject to significant business, economic and competitive uncertainties, risks, and contingencies, which may include third-party approvals, many of which are beyond our control and are difficult to predict. Therefore, readers of this communication are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

The following factors, among others, could cause our actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger among the Company, tw telecom, Saturn Merger Sub 1and Saturn Merger Sub 2 (the “Merger Agreement”); (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain the required stockholder approvals; (3) the inability to satisfy the other conditions specified in the Merger Agreement, including without limitation the receipt of necessary governmental or regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (4) the inability to successfully integrate our business with tw telecom’s business or to integrate the businesses within the anticipated timeframe; (5) the risk that the proposed transactions disrupt current plans and operations, increase operating costs and the potential difficulties in customer loss and employee retention as a result of the announcement and consummation of such transactions; (6) the ability to recognize the anticipated benefits of the combination of the Company and tw telecom, including the realization of revenue and cost synergy benefits and to recognize such benefits within the anticipated timeframe; (7) the outcome of any legal proceedings that may be instituted against Level 3, tw telecom or others following announcement of the Merger Agreement and transactions contemplated therein; and (8) the possibility that Level 3 or tw telecom may be adversely affected by other economic, business, and/or competitive factors.

Other important factors that may affect our business or the combined business’ results of operations and financial condition include, but are not limited to: a discontinuation of the development and expansion of the Internet as a communications medium and marketplace for the distribution and consumption of data and video; continued uncertainty in the global financial markets and the global economy; disruptions in the financial markets that could affect our ability to obtain additional financing; and our ability to: increase revenue from the services we offer; successfully use new technology and information systems to support new and existing services; prevent process and system failures that significantly disrupt the availability and quality of the services that we provide; prevent our security measures from being breached, or our services from being degraded as a result of security breaches; develop new services that meet customer demands and generate acceptable margins; effectively manage expansions to our operations; provide services that do not infringe the intellectual property and proprietary rights of others; attract and retain qualified management and other personnel; and meet all of the terms and conditions of debt obligations.

Discussions of additional factors, risks, and uncertainties can be found within the Company’s and tw telecom’s respective filings with the Securities and Exchange Commission. Statements in this communication should be evaluated in light of these important factors, risks, and uncertainties. Any forward-looking statement made in this communication is based only on information currently available and speaks only as of the date on which it is made. Except for the ongoing obligation to disclose material information under the federal securities laws, neither the Company nor tw telecom undertake any obligation to, and each expressly disclaim any such obligation to, update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time to reflect new information, circumstances, events or otherwise that occur after the date such forward-looking statement is made unless required by law.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit #	Description
2.1	Agreement and Plan of Merger, dated as of June 15, 2014, by and among the Company, Merger Sub 1, Merger Sub 2 and tw telecom.

10.1	Voting Agreement, dated as of June 15, 2014, by and between tw telecom, STT and, solely for purposes of Sections 5, 9 and 10 thereof, the Company.

10.2

Commitment Letter, dated as of June 15, 2014, by and among Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., the Company and Level 3 Financing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ John M. Ryan
John M. Ryan
Executive Vice President, Chief Legal Officer and Secretary

Date: June 17, 2014